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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2007

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                    001-14498                13-3612110
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       (State or other                (Commission            (IRS Employer
jurisdiction of incorporation)        File Number)        Identification Number)

        42 West 39th Street, New York, New York                   10018
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       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                SECTION 5 - REGISTRANT'S BUSINESS AND OPERATIONS

             ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 11, 2007, the Company entered into a Fulfillment Services Agreement (the "Agreement") with Fulfillment Technologies, LLC ("Filltek"), pursuant to which Filltek will provide order fulfillment and warehousing services to the Company. Attached as Exhibit 99.1 is a copy of the Agreement.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

*99.1 Fulfillment Services Agreement, dated as of April 11, 2007, by and between the Company and Filltek.

* Confidential treatment has been requested as to certain portions of this Exhibit. Such portions have been redacted.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BLUEFLY, INC.
                                             (Registrant)


Date: April 17, 2007
                                             By:    /s/ Patrick C. Barry
                                                    ----------------------------
                                             Name:  Patrick C. Barry
                                             Title: Chief Operating Officer and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.
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*99.1 Fulfillment Services Agreement, dated as of April 11, 2007, by and between the Company and Filltek.

* Confidential treatment has been requested as to certain portions of this Exhibit. Such portions have been redacted.